                                                                   EXHIBIT 10.28

                              FORBEARANCE AGREEMENT
                              ---------------------

         This FORBEARANCE AGREEMENT (The "Agreement") is entered into as of this 17TH day of January 2003 by and between Wells Fargo Equipment Finance, Inc. ("Wells Fargo"), Mountain Compressed Air, Inc., (hereafter "Lessee"), Munawar Hidayatallah, Jayne Hidayatallah, and OilQuip Rentals, Inc. (hereafter "Guarantors")(Lessee and Guarantors are sometimes collectively referred to as the "Debtors".)

                                    RECITALS

         Lessee and Wells Fargo entered into a Master Lease and Supplement No. 69749-100 dated January 31, 2001 (hereafter "Lease") pursuant to which Wells Fargo leased to Lessee certain equipment under terms and conditions more fully set forth in said Lease. Under the Lease the Lessee was required to make sixty
(60) monthly payments of $58,574.40 plus applicable taxes as in effect from time to time and further comply with the "End of Term Options" as set forth in said "Lease". Said Lease further provided for a "security deposit" in the amount of $700,700.00 which, pursuant to said Lease, may be applied by Lessor (Wells Fargo) toward any obligation of Lessee under the Lease.

         The Lessee has defaulted in Lessee's payment obligations under the Lease. In order to prevent repossession of the equipment and collection of the amounts due and owing to Wells Fargo from the Debtors, the Debtors have requested from Wells Fargo a restructuring in the monthly payments due and owing under the Lease. This requested payment restructuring is as follows: See Schedule A attached to this Agreement which is incorporated herein by reference.

         Wells Fargo is willing to forbear from executing its rights and remedies under the Lease subject to the terms and conditions set forth below. Accordingly, Wells Fargo and the Debtors hereby agree as follows:

                                    AGREEMENT
                                    ---------

         In consideration of the foregoing, and for other good and valuable consideration, the receipt of which is acknowledged, Wells Fargo and Debtors agree as follows:

         1. ACKNOWLEDGMENT OF INDEBTEDNESS. The Debtors are indebted to Wells Fargo as set forth in the Recitals above, and the Indebtedness is due and owing by the Debtors without offset, defense or counterclaim.

         2. DOCUMENTS ENFORCEABLE. The Master Lease, Supplement thereto, and Guarantees are valid, binding and fully enforceable against the Debtors by Wells Fargo.

         3. RECITALS TRUE AND CORRECT. Each of the foregoing Recitals are adopted by the Debtors as true and correct statements of fact.

         4. CONDITIONAL FORBEARANCE BY WELLS FARGO. Subject to the terms and conditions of this Agreement, Wells Fargo agrees to forbear from exercising its rights under the Agreements or commencing legal proceedings to enforce its rights under the Agreements until the earlier of (i) the occurrence of an event of default under the Agreements, other than those specifically acknowledged below, or (ii) an event of default under this Agreement (the "Forbearance Period").

              In consideration of this Agreement, Lessee agrees to the following payment terms:

                  a) For Lease Contract No. 69749-100 for the months January, 2003 through February, 2006, inclusive, see payment schedule on Schedule A;

                  b) Borrower agrees to a forbearance fee of $2,500.00 to be paid upon Execution of this Agreement.

         5. PAYMENTS. All payments made and proceeds received by Wells Fargo pursuant to this Agreement shall be applied in accordance with the terms and conditions of the Agreements.

         6. EVENTS OF DEFAULT. The occurrence of one of more of the following shall constitute an event of default within the meaning of this Agreement:

                  a) Lessee shall fail to abide or observe any term or condition of this Agreement or any representation made by the Lessee herein was materially false when made;

                  b) Lessee shall fail to abide by the terms and conditions of the Agreements, except as expressly waived herein:

                  c) The financial condition of Lessee shall deteriorate on or after the date hereof in the judgment of Wells Fargo or Wells Fargo shall determine in its sole judgment that an event of default has occurred that may have a materially adverse affect on its ability to recover the equipment referenced in the Agreements, or shall materially affect Lessee's ability to perform its obligations under the Agreements.

         7. EFFECT OF EVENT OF DEFAULT. Upon the occurrence of an event of default, Wells Fargo shall have the immediate right to terminate the Forbearance Period. Upon the occurrence of an event of default, Wells Fargo shall have no further obligation under this Agreement, and Wells Fargo shall be entitled to exercise all rights and remedies under this Agreement, the Agreements, all guarantees and applicable law. Each promise, acknowledgment, and covenant of the Lessee in favor of Wells Fargo hereunder, shall remain in full force and effect following an event of default and upon termination or expiration of the Forbearance Period. Wells Fargo shall be entitled to recover all attorneys' fees and costs stemming from any default under this Agreement.

         8. RELEASE. The Debtors hereby releases Wells Fargo and its officers, directors,and agents of and from all claims, demands, causes of action, liability, loss, damage, known and unknown, accrued and unaccrued, absolute and contingent, and from all actions and omissions from the beginning of time through the date of this Agreement as a result or related to:

                  a) The transactions evidenced by or related to the Agreements; and

                  b) Any acts or omissions of Wells Fargo or any of its officers, directors, agents, employees or other representatives in connection therewith or related thereto.

         9. COMPLETE AGREEMENT. This Agreement and the amended terms referred to herein as they modify the Agreements constitute the complete agreement of the parties and may not be modified, waived or changed, except by a writing signed by all of the parties.

         10. BINDING AGREEMENT. This agreement is binding upon the parties and their respective successors and assigns.

         11. BINDING LAW. This Agreement shall be governed by the substantive laws of the State of Minnesota. Debtors agree to submit themselves to the jurisdiction of the State of Minnesota for disputes stemming from this Agreement, the Agreements, or any guaranty.

         12. LEGAL COUNSEL. The Lessee hereby warrants and represents to Wells Fargo that they consulted with and received advise from legal counsel of their choice with respect to this Agreement and the documents related thereto, or they have had an opportunity to consult with legal counsel of their choice and have made the decision not to consult with legal counsel. Without limiting the forgoing, the Lessee acknowledges that it has legal and business options available to it other than the execution and delivery of this Agreement but has nonetheless decided to execute this Agreement and has done so voluntarily and without duress.

         13. COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be considered an original, but when taken together shall constitute one document.

         14. REMEDIES; NO WAIVER. No failure or delay on the part of Wells Fargo in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein are cumulative and not exclusive of any remedies provided by law or by any Lease in favor of Wells Fargo.

         15. FURTHER ASSURANCES AND ADDITIONAL DOCUMENTS. Lessee shall, at the Request of Wells Fargo, at any time and from time to time following the execution of this Agreement promptly execute and deliver, or cause to be executed and delivered, to Wells Fargo all such further documents and instruments and take all such further action as may be reasonably necessary or appropriate to confirm or carry out the provisions and intent of this Agreement or to protect Wells Fargo's rights relating to the equipment referenced in the Agreements. LESSEE ACKNOWLEDGES AND AGREES THAT WELLS FARGO IS AUTHORIZED TO ACT AS LESSEE'S ATTORNEY IN FACT FOR EACH OF THESE PURPOSES, TO THE EXTENT AUTHORIZED BY APPLICABLE LAW.

         IN WITNESS HEREOF, the parties have executed this Agreement as of the date first above stated.


                                     Wells Fargo Equipment Finance, Inc.

                                     By  /S/ DOUGLAS L. HEIN
                                         -------------------------------
                                     Its
                                        --------------------------------
State of Minnesota         )

County of Hennepin         )

Douglas L. Hein, an Officer of the Wells Fargo Equipment Finance, Inc., a Minnesota Corporation, on behalf of the corporation, acknowledged the foregoing instrument before me this ____day of _________________, 2003.


                                            -----------------------------
                                            Notary Public


--------------------------------------------------------------------------------

                                            Mountain Compressed Air, Inc.
Dated:__________, 2003
                                            By  /S/ MUNAWAR HIDAYATALLAH
                                                --------------------------------
                                            Its   Chief Executive Officer

State of _____________)

County of____________)

         The foregoing instrument was acknowledged before me this ____day of _____________, 2003 by __________________________, the _____________________ of
Mountain Compressed Air, Inc. on behalf of the company.

                                            -----------------------------
                                            Notary Public

                                            OilQuip Rentals, Inc. Guarantor
Dated:  _________, 2003
                                            By  /S/ MUNAWAR HIDAYATALLAH
                                                --------------------------------
                                            Its   Chief Executive Officer

State of _____________)

County of____________)

         The foregoing instrument was acknowledged before me this _____ day of ___________, 2003 by ________________________, the ________________________ Of
OilQuip Rentals, Inc. on behalf of the Company.

                                            -----------------------------
                                            Notary Public

--------------------------------------------------------------------------------
Dated:___________, 2003

                                            By  /S/MUNAWAR HIDAYATALLAH
                                                --------------------------------
                                                Munawar Hidayatallah, Guarantor

State of _____________)

County of____________)

         Munawar Hidayatallah acknowledged the foregoing instrument before me this ___ day of ___________, 2003 individually.


                                            -----------------------------
                                            Notary Public


--------------------------------------------------------------------------------

Dated:___________, 2003                       By  /S/ JANE HIDAYATALLAH
                                                  ------------------------------
                                                  Jayne Hidayatallah, Guarantor

State of _____________)

County of____________)

         Jayne Hidayatallah acknowledged the foregoing instrument before me this ___ day of ___________, 2003 individually.


                                            -----------------------------
                                            Notary Public


                                            SCHEDULE A


 ----------------------------- ----------------------- --------------------------------------------------------

 Number Of Payments            Amount                  Date
 ----------------------------- ----------------------- --------------------------------------------------------

 3  Payments                     $58,574.40            October 15, 2002 through December 15, 2002 applying
                                                       $175,723.20 of the Security Deposit.
 ----------------------------- ----------------------- --------------------------------------------------------

   1 Payment                     $559,976.80           January 15, 200 applying balance of security deposit,
                                                       $524,976.80, plus $35,000.00 payment.
 ----------------------------- ----------------------- --------------------------------------------------------

   5 Payments                    $35,000.00              February 15, 2003 through June 15, 2003.
 ----------------------------- ----------------------- --------------------------------------------------------

   31 Payments                   $58,574.40             July 15, 2003 through January 15, 2006.
 ----------------------------- ----------------------- --------------------------------------------------------

   1 Payment                     $759,274.40            February 15, 2006.
 ----------------------------- ----------------------- --------------------------------------------------------


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